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                            REPUBLIC INDUSTRIES, INC.

              AMENDED AND RESTATED 1998 EMPLOYEE STOCK OPTION PLAN

         Republic Industries, Inc. ("Republic") hereby adopts this Republic Industries, Inc. 1998 Employee Stock Option Plan (the "Plan"), the terms of which shall be as follows:

1.  PURPOSE

         The Plan is intended to advance the interests of Republic by providing eligible individuals (as designated pursuant to Section 4 below) with an opportunity to acquire or increase a proprietary interest in Republic, which thereby will create a stronger incentive to expend maximum effort for the growth and success of Republic and its subsidiaries, and will encourage such eligible individuals to remain in the employ of Republic or one or more of its subsidiaries. Each stock option granted under the Plan (an "Option") shall be an option that is not intended to constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently-enacted tax statute, as amended from time to time (the "Code") unless such Option is granted to an employee of Republic or a "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424(f) of the Code and is specifically designated at the time of grant as being an Incentive Stock Option. Any Option so designated shall constitute an Incentive Stock Option only to the extent that it does not exceed the limitations set forth in Section 7 below.

2.  ADMINISTRATION

         (a) BOARD. The Plan shall be administered by the Board of Directors of Republic (the "Board"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 8 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with Republic's Certificate of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

         (b) COMMITTEE. The Board may from time to time appoint a Stock Option Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of Republic or any Subsidiary, and each of whom shall qualify in all respects as an "outside director" for purposes of Section 162(m) of the Code. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 2(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and Bylaws of Republic and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with Republic's Certificate of Incorporation and Bylaws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.





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         (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

         (d) DELEGATION TO THE COMMITTEE. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 2(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

3.  STOCK

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.01 par value, of Republic (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 30,000,000 shares, subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan. Any Stock covered by an award (or portion of an award) granted under the Plan, which is forfeited or canceled, expires or is settled in cash, including the settlement of tax withholding obligations using Stock, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. Likewise, if any Option is exercised by tendering shares of Stock, either actually or by attestation, to Republic as full or partial payment for such exercise under this Plan or any prior plan of Republic, only the number of shares issued net of the shares tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. Further, Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of Republic acquiring another entity shall not reduce the maximum number of shares of Stock available for delivery.

4.  ELIGIBILITY

         (a) EMPLOYEES. Options may be granted under the Plan to any employee of Republic, a Subsidiary or any other entity of which on the relevant date at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions ("Voting Securities") are at the time owned directly or indirectly by Republic or any Subsidiary (an "Affiliate"), including any such employee who is an officer or director of Republic, a Subsidiary or an Affiliate, as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted during any calendar year under the Plan to any executive officer or other employee of Republic or any Subsidiary or Affiliate whose compensation is or may be subject to Code ?162(m) is 5,000,000 shares (subject to adjustment as provided in Section 17 hereof).

         (b) INDEPENDENT CONTRACTORS. Options may be granted to independent contractors performing services for Republic or any Subsidiary or Affiliate as determined by the Board from time to time on the basis of their importance to the business of Republic or such Subsidiary or Affiliate. Independent contractors shall not be eligible to receive options intended to constitute Incentive Stock Options. Non-employee directors of Republic shall not be eligible to receive options under the Plan.

         (c) MULTIPLE GRANTS. An individual may hold more than one Option, subject to such restrictions as are provided herein.



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5.  EFFECTIVE DATE AND TERM OF THE PLAN

         (a) EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan, within one year of such effective date, by the stockholders of Republic by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with Republic's Certificate of Incorporation and Bylaws; provided, however, that upon approval of the Plan by the stockholders of Republic as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of Republic had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

         (b) TERM. The Plan shall terminate on the date 10 years from the effective date.

6.  GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Board may determine. The date on which the Board approves or ratifies the grant of an Option (or if the grant is ratified by the Board or Committee such earlier date as is specified by the Board or Committee) shall be considered the date on which such Option is granted.

7.  LIMITATION ON INCENTIVE STOCK OPTIONS

         An Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.  OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by Republic and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

9.  OPTION PRICE

         The purchase price of each share of the Stock subject to an Option shall be not less than 100 percent of the fair market value of a share of the Stock which shall mean either the closing price of a share of the Stock on the business day prior to the date the Option is granted with respect to annual grants of stock options commencing with the year 2000, the average of the closing price of a share of the Stock on the first three business days of the year as reported on the New York Stock Exchange, absent manifest error, or a price otherwise fixed by the Board or the Committee in good faith as the fair market value and stated in an Option Agreement with the Optionee (the ?Option Price?); PROVIDED HOWEVER, that in the event that the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Section 422(b)(6) and 424 (d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock at the time such Option is granted.




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10.  TERM AND EXERCISE OF OPTIONS

         (a) OPTION PERIOD. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; PROVIDED, HOWEVER, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

         (b) VESTING AND LIMITATIONS ON EXERCISE. Except as otherwise provided herein, each Option shall become exercisable with respect to 25% of the total number of shares subject to the Option on the date that is 12 months after the date of its grant (the "Vesting Date") and with respect to an additional 25% of the number of such shares on each of the next three succeeding anniversaries of the Vesting Date; provided, however, that the Board may in its discretion provide that an Option may be exercised, in whole or in part, at any time and from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may be exercised immediately upon grant or that it may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; pROVIDED, HOWEVER, that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

         (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to Republic on any business day, at its principal office, addressed to the attention of the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made
(i) in cash or in cash equivalents; (ii) through the tender to Republic of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise; (iii) by delivering a written direction to Republic that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to Republic by a broker upon receipt of stock certificates from Republic) or a cashless exercise/loan procedure (pursuant to which the optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to Republic whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to Republic cash (or cash equivalents acceptable to Republic) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that Republic, may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the Optionee to Republic on such terms as shall be set out in such Option Agreement;




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or (v) by a combination of the methods described in (i), (ii), (iii) and (iv).
The Optionee must also satisfy any tax obligations through delivery of cash, Stock or withholding of shares of Stock by the Company. Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares that were purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (d) RESTRICTIONS ON TRANSFER OF STOCK. If an Option is exercised before the date that is six months from the later of (i) the date of grant of the Option or (ii) the date of shareholder approval of the Plan and the sale of stock acquired pursuant to such exercise would subject the individual exercising the Option to liability under Section 16 of the Exchange Act, then such certificate or certificates shall bear a legend restricting the transfer of the Stock covered thereby until the expiration of six months from the later of the date specified in clause (i) above or the date specified in clause (ii) above.

         (e) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), except as the Board shall otherwise provide in an Option Agreement with respect to an Option granted under the Plan, all outstanding Options shall become immediately exercisable in full, without regard to any limitation on exercise imposed pursuant to Section 10(b) above, and, unless waived in advance of such Change in Control by the Board, each Optionee who is a director, an employee or a consultant of Republic or a Subsidiary or Affiliate at the time of such Change in Control shall have the right to require Republic to pay, in cancellation of such Option, an amount equal to the product of (i) the excess of
(x) the fair market value per share of the Stock over (y) the Option Price times
(ii) the number of shares of Stock specified by the Optionee in a written notice to Republic (up to the full number of shares of Stock then subject to such Option). For purposes of the Plan, a "Change in Control" shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the election of directors of the issued and outstanding stock of Republic (except that no Change in Control shall be deemed to have occurred if the persons who were stockholders of Republic immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or (b) have the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board. A "person" for this purpose shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act) and a person shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Exchange Act. The amount payable under this Section 10(e) shall be remitted by Republic in cash or by certified or bank check, reduced by applicable tax withholding.

         (f) Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of Republic as provided in
Section 5 above.




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11.  TRANSFERABILITY OF OPTIONS

         No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution, except that, upon approval by the Board, the Optionee may transfer an Option that is not intended to constitute an Incentive Stock Option (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift: to a member of the "Family" (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code ??501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee's Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Agreement. For this purpose, "Family" shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee. During the lifetime of an Optionee to whom an Incentive Stock Option is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the Incentive Stock Option.

12.  TERMINATION OF EMPLOYMENT OR SERVICE

         (a) GENERAL. Except as otherwise provided herein, upon the termination of the employment or other service of an Optionee with Republic, a Subsidiary, a spin-off corporation or an Affiliate, other than by reason of a "Change in Ownership" (as defined below) or the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall, unless agreed in writing with the Optionee, terminate sixty days after the date of such termination of employment or service and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option. Notwithstanding the foregoing provisions of this Section 12, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with Republic, a Subsidiary, a spin-off corporation or Affiliate, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above.

         (b) CHANGE IN OWNERSHIP OF SUBSIDIARY OR AFFILIATE. If an Optionee ceases to be an employee or an independent contractor of Republic or any Subsidiary, spin-off corporation or Affiliate following a ?Change in Ownership? (as defined below)(whether because of the termination of employment or service of the Optionee, because the corporation or other entity by which the Optionee was employed or for which the Optionee was providing services as an independent contractor, ceases to be a Subsidiary of Affiliate or otherwise) then such options shall continue to vest according to the vesting schedule unless the Board determines otherwise. A "Change in Ownership" shall be deemed to have occurred with respect to an Optionee if (i) as a result of a merger, consolidation, reorganization, business combination, sale, exchange or other disposition of Voting Securities (as defined in Section 4(a)) or other transaction, the corporation or other entity by which the Optionee is employed or for which the Optionee is providing services as an independent contractor ceases to be a Subsidiary or Affiliate of Republic and, immediately after such transaction, the persons who were stockholders of Republic immediately before such transaction (the "Republic Stockholders") do not own at least a majority of the Voting Securities of such corporation or other entity or (ii) there is a sale or other disposition of all or substantially all of the assets of the trade or business by which the Optionee is employed or for which the Optionee is providing services as an independent contractor and, immediately after such transaction, Republic or the Republic Stockholders do not own at least a majority of the Voting Securities of a corporation or other entity that acquires such assets and engages in such trade or business.

         (c) Whether a leave of absence or leave on military or government service shall constitute a termination of employment of service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment or service with Republic, a Subsidiary, a spin-off corporation or Affiliate shall not be deemed to occur if the Optionee is immediately thereafter employed by or otherwise providing services to Republic, any Subsidiary, any spin-off corporation or Affiliate.




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13.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

         (a) DEATH. If an Optionee dies while in the employ or service of Republic, a Subsidiary, a spin-off corporation or Affiliate or within the period following the termination of employment or service during which the Option is exercisable under Section 13(b) below, all Options held by such Optionee prior to death shall become immediately vested and exercisable in full and the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within three years after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death; PROVIDED, HOWEVER, that the Board may provide, in its discretion, that following the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option, in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above.

         (b) DISABILITY. If an Optionee terminates employment or service with Republic, a Subsidiary, a spin-off corporation or Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then all Options held by such Optionee shall become immediately exercisable in full and the Optionee shall have the right, at any time within three years after such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or service; PROVIDED, HOWEVER,that the Board may provide, in its discretion, that an Optionee may, in the event of the termination of employment or service of the Optionee with Republic, a Subsidiary, a spin-off corporation or Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final and conclusive.

14.  USE OF PROCEEDS

         The proceeds received by Republic from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of Republic.




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15.  REQUIREMENTS OF LAW

         (a) VIOLATIONS OF LAW. Republic shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or Republic of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. Republic shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         (b) COMPLIANCE WITH RULE 16b-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

16.  AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; PROVIDED, HOWEVER, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Republic at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of Republic, change the requirements as to eligibility to receive Options that are intended to qualify as Incentive Stock Options, increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options that are intended to qualify as Incentive Stock Options granted under the Plan (except as permitted under Section 17 hereof) or modify the Plan so that Options granted under the Plan could not satisfy the applicable requirements of Code ?162(m). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

17.  EFFECT OF CHANGES IN CAPITALIZATION

         (a) ADJUSTMENT FOR CORPORATE TRANSACTIONS. The Board may determine that a corporate transaction has affected the price of the Stock such than an adjustment or adjustments to outstanding awards are required to preserve (or prevent enlargement of) the benefits or potential benefits intended at time of grant. For this purpose a corporate transaction may include, but is not limited to, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares of Stock, or other similar occurrence. In the event of such a corporate transaction, the Board may, in such manner as the Board deems equitable, adjust (i) the number and kind shares of Stock which may be delivered under the Plan pursuant to Section 3; (ii) the number and kind of shares of Stock subject to outstanding awards; and (iii) the exercise price of outstanding stock options.




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         (b) DISSOLUTION OR LIQUIDATION; REORGANIZATION IN WHICH REPUBLIC IS NOT
THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of Republic the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 17(b), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 10(b) above. In connection with a merger, consolidation, reorganization or other business combination of Republic with one or more other entities in which Republic is not the surviving entity, or upon a sale of all or substantially all of the assets of Republic to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which Republic is the surviving corporation) that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 50 percent of the combined voting power of all classes of stock of Republic, Republic and the acquiring or surviving entity shall provide for the continuation of the Plan and the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices. The Board shall send prior written notice of the occurrence of an event described in this Section 17(b) to all individuals who hold Options not later than the time at which Republic gives notice to its stockholders that such event is proposed.

         (c) NO LIMITATIONS ON CORPORATION. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of Republic to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.  DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of Republic, any Subsidiary, any spin-off corporation or Affiliate, or to interfere in any way with the right and authority of Republic, any Subsidiary, any spin-off corporation or Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and Republic, any Subsidiary, any spin-off corporation or Affiliate.

19.  NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the submission of the Plan to the stockholders of Republic for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.




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


         This Plan was duly adopted and approved by the Board of Directors of Republic effective as of the 3rd day of February, 1998, subject to approval and adoption by the stockholders of Republic.



                                               /s/ James O. Cole
                                               --------------------------------
                                               Secretary of Republic

         This Plan was duly approved and adopted by the stockholders of Republic at a meeting held the 20th day of May, 1998.



                                               /s/ James O. Cole
                                               --------------------------------
                                               Secretary of Republic

         This Plan was duly amended by the Board of Directors of Republic effective as of the 2nd day of November, 1998.



                                               /s/ James O. Cole
                                               --------------------------------
                                               Secretary of Republic

         This Plan was duly amended by the Board of Directors of Republic effective as of the 6th day of January, 1999.



                                                 /s/ James O. Cole
                                                --------------------------------
                                                Secretary of Republic





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